UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2017

Windstream Holdings, Inc.

Exact name of registrant as specified in its charter	State or jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification No.
Windstream Holdings, Inc.	Delaware	001-32422	46-2847717

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)
(501) 748-7000
Registrant's telephone number, including area code
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On February 24, 2017, Windstream Holdings, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of November 5, 2016 (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), among the Company, Europa Merger Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of the Company (“Merger Sub 1”), Europa Merger Sub, LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of the Company (“Merger Sub 2”), and EarthLink Holdings Corp., a Delaware corporation (“EarthLink”), pursuant to which (i) Merger Sub 1 will merge with and into EarthLink, with EarthLink continuing as the surviving corporation (the “Merger”) and (ii) immediately following the Merger, EarthLink will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving company (the “Subsequent Merger” and, together with the Merger, the “Combination”).

At the Special Meeting, the following proposals were submitted to a vote of the Company’s stockholders, each of which is described in detail in the definitive joint proxy statement/prospectus filed by the Company with the Securities and Exchange Commission on January 24, 2017.  For each of the following proposals, a quorum was present for the purpose of the vote, and a summary of the voting results for each proposal is as follows:

Proposal 1:  Approve the issuance of shares of the common stock of the Company to the stockholders of EarthLink as contemplated by the Merger Agreement.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
59,882,994	1,753,189	729,901	0

Proposal 2:  Approve the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation increasing to 375,000,000 the number of authorized shares of the Company’s common stock.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
59,508,456	2,204,813	652,815	0

Proposal 3:  Approve the adjournment of the Special Meeting to solicit additional proxies if the Company has not received proxies representing a sufficient number of shares of the Company’s common stock to approve Proposal 1 and Proposal 2.

Proposal 3 was not submitted to the Company’s stockholders for approval at the Special Meeting as there were sufficient votes to approve Proposal 1 and Proposal 2, and the adjournment of the Special Meeting to solicit additional proxies was unnecessary.

As each of Proposal 1 and Proposal 2 were approved at the Special Meeting, the Company anticipates closing the Combination as early as Monday, February 27, 2017 prior to the opening of trading on the NASDAQ.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.

By:	/s/ Kristi Moody
Kristi Moody
Senior Vice President, General Counsel & Corporate Secretary

Dated:  February 24, 2017